Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Elmer's Restaurants, Inc. (the "Company") on Form 10-Q for the period ended January 5, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis
R. Miller, Corporate Controller of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Elmer's Restaurants, Inc. and will be retained by Elmer's Restaurants, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Dennis R. Miller
-------------------------------------
Dennis R. Miller
Corporate Controller
February 18, 2004





























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